UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2011
CAMDEN PROPERTY TRUST
(Exact name of registrant as specified in its charter)

Texas	1-12110	76-6088377

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Greenway Plaza, Suite 1300, Houston, Texas	77046

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 354-2500
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 11, 2011, Camden Property Trust (the “Company”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders of the Company approved the Camden Property Trust 2011 Share Incentive Plan (the “2011 Plan”). The 2011 Plan includes an authorization to issue up to 9,144,489 common shares (5,840,000 newly authorized common shares plus 3,304,489 common shares available for grant under the Company’s 2002 Share Incentive Plan (the “2002 Plan”)), pursuant to awards under the 2011 Plan. The 2011 Plan provides for various types of equity awards to trust managers, executive and other officers and key employees. The types of awards which may be granted under the 2011 Plan include incentive share options, nonqualified share options, rights (which may be granted separately or in connection with an option), share awards, dividends and dividend equivalents and other share awards. The 2011 Plan will expire on May 11, 2021. As of the date hereof, there have been no awards, and therefore no amounts are payable under the 2011 Plan to the principal executive officer, the principal financial officer or any named executive officer of the Company.
Attached hereto as Exhibit 99.1 is the 2011 Plan. A brief description of the 2011 Plan is included as part of the Company’s Proxy Statement for the 2011 Annual Meeting of Shareholders (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on March 22, 2011. The descriptions of the 2011 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2011 Plan.
The 2002 Plan provided for the same types of equity awards as the 2011 Plan. Effective as of the close of business on May 11, 2011, and as result of approval of the 2011 Plan, no new awards will be granted under the 2002 Plan. Outstanding awards previously granted under the 2002 Plan will not be affected, and the terms of the 2002 Plan shall continue to govern such previously granted awards.

Item 5.07	Submission of Matters to a Vote of Security Holders
At the Annual Meeting, there were 69,972,511 common shares entitled to be voted; 65,471,144 shares were voted in person or by proxy. The Company’s shareholders voted on the following matters at the Annual Meeting:
1. Election of the nine trust managers nominated by the Board of Trust Managers to hold office for a one-year term;
2. Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2011;
3. Approval of a change in the Company’s state of formation from Texas to Maryland;
4. Approval of the 2011 Plan;

5. On an advisory basis, approval of the executive compensation disclosed in the Proxy Statement;
6. On an advisory basis, the frequency of the advisory vote on executive compensation.
The results of the shareholder votes are set forth below:
Board of Trust Managers

	Affirmative	Withheld
Richard J. Campo	61,225,092	1,038,870
Scott S. Ingraham	61,907,845	356,117
Lewis A. Levey	61,965,601	298,361
William B. McGuire, Jr.	62,188,852	75,110
D. Keith Oden	61,966,562	297,400
F. Gardner Parker	54,500,486	7,763,476
William F. Paulsen	59,092,688	3,171,274
Steven A. Webster	53,165,659	9,098,303
Kelvin R. Westbrook	61,641,686	622,276
There were 3,207,182 broker non-votes with respect to the election of trust managers.
Independent Registered Public Accounting Firm

Affirmative	Negative	Abstentions
65,321,496	95,573	54,075
Change in State of Formation from Texas to Maryland

Affirmative	Negative	Abstentions	Broker Non-Votes
19,341,052	42,890,393	32,517	3,207,182
2011 Plan

Affirmative	Negative	Abstentions	Broker Non-Votes
45,402,534	16,767,509	93,919	3,207,182
Approval, on an Advisory Basis, of Executive Compensation

Affirmative	Negative	Abstentions	Broker Non-Votes
58,969,490	3,062,285	232,187	3,207,182

Advisory Vote on Frequency of Advisory Vote on Executive Compensation

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
55,971,646	220,064	6,011,650	60,602	3,207,182
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
The Exhibits to this Report are listed on the Exhibit Index attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 12, 2011

CAMDEN PROPERTY TRUST

By:	/s/ Michael P. Gallagher Michael P. Gallagher
Vice President — Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Title

99.1	Camden Property Trust 2011 Share Incentive Plan

6